UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)            August 8, 2013

HI-TECH PHARMACAL CO., INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

No. 0-20424	11-2638720
(Commission File Number)	(IRS Employer Identification No.)

369 Bayview Avenue, Amityville, New York	11701
(Address of Principal Executive Offices)	(Zip Code)

(631) 789-8228
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry Into a Material Definitive Agreement

On August 8, 2013, Hi-Tech Pharmacal Co., Inc. (the “Company”) and Mr. William Peters, the Company’s Chief Financial Officer, entered into Amendment No. 4 (“Amendment No.4”) to Mr. Peter’s Employment Agreement with the Company, dated as of August 1, 2005, as amended by Amendment No. 1, dated October 30, 2007, Amendment No. 2, dated June 23, 2009, and Amendment No. 3, dated September 2, 2011. A copy of Amendment No. 4 is being filed as Exhibit 10.5 to this Current Report on Form 8-K.

Amendment No. 4, effective as of August 1, 2013, extends the term of Mr. Peters’ employment until July 31, 2015 and provides for successive one year renewal periods. Amendment No. 4 provides that he will receive as compensation for his services an annual salary equal to $360,000 for the period August 1, 2013 through July 31, 2014 with annual increases of 5% each year thereafter. Effective August 1, 2013, Mr. Peters’ title will be Executive Vice President and Chief Financial Officer. In all other material respects Mr. Peters’ Employment Agreement remains unchanged and in full force and effect.

On August 9, 2013, the Company and Mr. Reuben Seltzer, the Company’s Vice Chairman-Business Development, entered into Amendment No. 1 (“Amendment No. 1”) to Mr. Reuben Seltzer’s Employment Agreement with the Company, dated as of November 10, 2010. A copy of Amendment No. 1 is being filed as Exhibit 10.6 to this Current Report on Form 8-K.

Amendment No. 1 extends the term of Mr. Reuben Seltzer’s employment until April 30, 2016 and and provides for successive one year renewal periods. The Amendment provides that he will receive as compensation for his services an annual salary equal to $500,000 for the period May 1, 2013 through April 30, 2014 with annual increases of 5% each year thereafter. Effective as of May 1, 2013, Mr. Reuben Seltzer’s title will be Executive Vice Chairman of the Company and Executive Vice Chairman of ECR Pharmaceuticals Co., Inc., the Company’s wholly owned subsidiary. In all other material respects Mr. Reuben Seltzer’s Employment Agreement remains unchanged and in full force and effect.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit No.	Description of Exhibit

Exhibit 10.5	Amendment No. 4 to the Employment Agreement of William Peters

Exhibit 10.6	Amendment No. 1 to the Employment Agreement of Reuben Seltzer

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2013	HI-TECH PHARMACAL CO., INC.

/s/ David S. Seltzer
Name: David S. Seltzer
Title: President and Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

10.5	Amendment No. 4 to the Employment Agreement of William Peters

10.6	Amendment No. 1 to the Employment Agreement of Reuben Seltzer

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